UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

L3 TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01. Other Events.

This Current Report on Form 8-K is filed in connection with the Agreement and Plan of Merger, dated as of October 12, 2018 (the “Merger Agreement”), by and among L3 Technologies, Inc. (“L3”), Harris Corporation (“Harris”) and Leopard Merger Sub Inc. (“Merger Sub”), pursuant to which L3 and Harris have agreed, upon the terms and subject to the conditions set forth in the Merger Agreement, to effect an all-stock, merger of equals combination of their respective businesses (the “Merger”).

Memorandum of Understanding and Supplemental Disclosures

As previously disclosed in the registration statement on Form S-4 of Harris, that was declared effective on February 20, 2019 (as amended, the “registration statement”), and the definitive joint proxy statement/prospectus that Harris and L3 filed with the Securities and Exchange Commission on February 25, 2019 (the “joint proxy statement/prospectus”), one or more of L3, the members of L3’s board of directors, Harris and Merger Sub have been named as defendants in three putative class action lawsuits, of which two were brought in the Southern District of New York and one was brought in the District of Delaware, and in one individual action brought in the Southern District of New York, challenging the proposed Merger (collectively, the “Actions”). Each of the Actions alleges, among other things, that the registration statement, of which the joint proxy statement/prospectus forms a part, misstates or fails to disclose certain allegedly material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended. Among other remedies, the lawsuits seek injunctive relief enjoining the Merger, damages and costs.

Solely to avoid the costs, risks, nuisance and uncertainties inherent in litigation and to allow the L3 stockholders to vote on the Merger at the special meeting of L3 stockholders to be held on April 4, 2019 (the “Special Meeting”), L3 hereby supplements the disclosures contained in the joint proxy statement/prospectus (the “Supplemental Disclosures”). The Supplemental Disclosures are set forth below and should be read in conjunction with the joint proxy statement/prospectus.

In light of the Supplemental Disclosures, plaintiffs in the Actions have agreed to dismiss the Actions with prejudice as to their individual claims and without prejudice as to any claims asserted on behalf of members of the putative class. In dismissing the Actions, plaintiffs have reserved the right to seek from the courts at a future date an award of attorneys’ fees. The agreement to make the Supplemental Disclosures has no effect on the Merger, the merger consideration or the timing of the Special Meeting.

L3, Harris and Merger Sub vigorously deny that the joint proxy statement/prospectus is deficient in any respect and that the Supplemental Disclosures are material or required. L3, Harris and Merger Sub believe that these lawsuits are without merit and that no further disclosure is required to supplement the joint proxy statement/prospectus under applicable laws. As noted above, the Supplemental Disclosures are being made solely to eliminate the burden, expense and nuisance of further litigation and to avoid any possible delay to the closing of the Merger. Nothing in this Current Report on Form 8-K will be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

In connection with the settlement of the Actions, L3 has agreed to make these supplemental disclosures to the joint proxy statement/prospectus. This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the joint proxy statement/prospectus.

1.	The section of the joint proxy statement/prospectus entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

A.
The seventh sentence of the last paragraph on page 86 (such sentence beginning with “The L3 representative also reviewed with …”) of the joint proxy statement/prospectus is hereby amended and restated to read as follows:

“The L3 representative also reviewed with the L3 board of directors the letter dated September 13, 2018 from Goldman Sachs, which stated, among other matters, that in the past two years Goldman Sachs’ investment banking division had not performed any financial advisory or underwriting services for Harris for which Goldman Sachs had recognized compensation.”

2.	The section of the joint proxy statement/prospectus entitled “The Merger—Opinion of L3’s Financial Advisor—Illustrative Discounted Cash Flow Analysis—L3 Stand-alone” is hereby supplemented as follows:

A.	The second full paragraph on page 113 (such paragraph beginning with “Using the management projections, …”) of the joint proxy statement/prospectus is hereby amended and restated to read as follows:

“Using the management projections, Goldman Sachs performed an illustrative discounted cash flow analysis of L3 on a stand-alone basis. Using discount rates ranging from 7.25% to 8.25%, reflecting estimates of L3’s WACC, Goldman Sachs discounted to present value as of September 28, 2018, which was the latest quarter end for which financial data were available, (a) estimates of unlevered free cash flow for L3 for the calendar fourth quarter of 2018 and the calendar years 2019 through 2023 and (b) a range of illustrative terminal values for L3, which were calculated by applying perpetuity growth rates ranging from 2.25% to 2.75% to a terminal year estimate of the unlevered free cash flow to be generated by L3 (which was $1,266 million and which estimate was calculated by Goldman Sachs using the management projections of L3 and approved for use by L3), which analysis implied exit terminal year EBITDA multiples ranging from 11.1x to 14.8x. Goldman Sachs derived such discount rates by application of the capital asset pricing model, which requires certain company-specific inputs, including L3’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for L3, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the management projections and market expectations regarding long-term real growth of gross domestic product and inflation. The estimates of unlevered free cash flow used in the calculations described above were approved for use by L3 after being calculated by Goldman Sachs using information set forth in the management projections.”

B.	The third full paragraph on page 113 (such paragraph beginning with “Goldman Sachs then derived …”) of the joint proxy statement/prospectus is hereby amended and restated to read as follows:

“Goldman Sachs then derived the range of illustrative enterprise values for L3 by adding the range of present values for the estimates of unlevered free cash flow and illustrative terminal values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for L3 the amount of net debt of L3 (including minority interests liabilities), as of September 28, 2018 (which was $2,880 million), and amounts attributable to tax-effected pension underfunding and other post-employment benefits as of September 28, 2018 (which was $1,040 million), each as provided by L3 management, to derive a range of illustrative equity values for L3. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of L3 common stock, as provided by L3 management (which was 80,200,000), to derive a range of illustrative present values per share of L3 common stock ranging from $198 to $273, rounded to the nearest dollar.”

3.
The section of the joint proxy statement/prospectus entitled “The Merger—Opinion of L3’s Financial Advisor—Illustrative Discounted Cash Flow Analysis—Pro Forma Combined Company” is hereby supplemented as follows:

A.
The last paragraph on page 113 and continuing onto page 114 (such paragraph beginning with “Using the management projections, …”) of the joint proxy statement/prospectus is hereby amended and restated to read as follows:

“Using the management projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the pro forma combined company for the merger taking into account the estimated synergies. Using discount rates ranging from 7.00% to 8.00%, reflecting estimates of the WACC for the pro forma combined company, Goldman Sachs discounted to present value as of September 28, 2018 (a) estimates of unlevered free cash flow for the pro forma combined company for the calendar fourth quarter of 2018 and the calendar years 2019 through 2023, as reflected in the management projections and (b) a range of illustrative terminal values for the pro forma combined company, which were calculated by applying perpetuity growth rates ranging from 2.25% to 2.75% to a terminal year estimate of the unlevered free cash flow to be generated by the pro forma combined company (which was $2,869 million and which estimate was calculated by Goldman Sachs using the management projections of L3 and Harris and approved for use by L3), which analysis implied exit terminal year EBITDA multiples ranging from 12.2x to 16.6x. Goldman Sachs derived such discount rates by application of the capital asset pricing model, which requires certain company-specific inputs, including the combined company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the combined company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the management projections, the estimated synergies and market expectations regarding long-term real growth of gross domestic product and inflation. The estimates of unlevered free cash flow used in the calculations described above were approved for use by L3 after being calculated by Goldman Sachs using information set forth in the management projections.”

B.	The first full paragraph on page 114 (such paragraph beginning with “Goldman Sachs then derived …”) of the joint proxy statement/prospectus is hereby amended and restated to read as follows:

“Goldman Sachs then derived ranges of illustrative enterprise values for the pro forma combined company by adding the ranges of present values for the estimates of unlevered free cash flow and illustrative terminal values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for pro forma combined company the estimated pro forma net debt (which was $6,751 million, including minority interests liabilities) and amounts attributable to tax-effected pension underfunding of the pro forma combined company (which was $1,594 million and estimated as a sum of the net debt and amounts attributable to pension underfunding and other post-employment benefits for each of L3 and Harris, adjusted for merger expenses) as of September 28, 2018 (except that amounts attributable to tax-effected pension underfunding and other post-employment benefits for L3 and Harris were as of December 31, 2017 and June 29, 2018 respectively) each as provided by the managements of L3 and Harris, to derive a range of illustrative equity values for the pro forma combined company. Goldman Sachs then divided the range of illustrative equity values of the pro forma combined company it derived by the number of fully diluted shares of combined company common stock expected to be outstanding following the completion of the merger (which was 225,600,000), estimated by multiplying the exchange ratio by the number of fully diluted outstanding shares of L3 common stock, converted to shares of Harris common stock on a treasury stock method basis, and adding the result to the number of fully diluted shares of Harris common stock outstanding as of immediately prior to the merger, to derive a range of illustrative present values per share of combined company common stock. Goldman Sachs then multiplied the range of illustrative present values by the exchange ratio to obtain an illustrative range of present values of $217 to $303 per share, rounded to the nearest dollar, of the pro forma combined company common stock to be received by L3 stockholders in the merger.”

4.
The section of the joint proxy statement/prospectus entitled “The Merger—L3 Unaudited Financial Projections” is hereby supplemented by amending and restating the table on page 121 of the joint proxy statement/prospectus as follows:

Summary of the Financial Projections by L3(3)(4)

Year ended December 31,
($in millions, except per share data)	2018E	2019E	2020E	2021E	2022E	2023E
Revenue	$10,100	$10,700	$11,235	$11,795	$12,385	$13,000
Operating Income	$1,127	$1,280	$1,380	$1,485	$1,585	$1,690
Diluted Earnings Per Share	$10.18	$11.85	$13.29	$14.82	$16.37	$18.01
Net Cash From Operating Activities From Continuing Operations(1)	$1,170	$1,280	$1,375	$1,450	$1,530	$1,610
Net Capital Expenditures	$(260)	$(250)	$(250)	$(250)	$(250)	$(250)
Dispositions of Property, Plant & Equipment	$5	$5	$5	$5	$5	$5
Free Cash Flow(2)	$915	$1,035	$1,130	$1,205	$1,285	$1,365

(1) Includes non-cash stock-based compensation and adjusted for income tax payments attributable to discontinued operations.

(2) Free cash flow was calculated based on net cash from operating activities from continuing operations (including amounts for non-cash stock-based compensation) adjusted for net capital expenditures, dispositions of property, plant and equipment and income tax payments attributable to discontinued operations.

(3) Set forth in the table below are the estimates of unlevered free cash flow for L3 used by Goldman Sachs for purposes of its illustrative discounted cash flow analysis, which estimates were calculated by Goldman Sachs using the management projections of L3 and approved for use by L3.

Year ended December 31,
($in millions)	Q4 2018E	2019E	2020E	2021E	2022E	2023E
Unlevered Free Cash Flow*	$584	$947	$1,027	$1,101	$1,191	$1,272

* Unlevered free cash flow was calculated as unlevered net operating profit after tax, adjusted for depreciation and amortization, capital expenditures and changes in net working capital. In addition, stock-based compensation expenses were treated as cash expenses for purposes of calculating unlevered free cash flow.

 (4) Set forth in the table below are the estimates of unlevered free cash flow for the pro forma combined company used by Goldman Sachs for purposes of its illustrative discounted cash flow analysis, which estimates were calculated by Goldman Sachs using the management projections of L3 and Harris and approved for use by L3.

Year ended December 31,
($in millions)	Q4 2018E	2019E	2020E	2021E	2022E	2023E
Unlevered Free Cash Flow**	$861	$1,818	$2,180	$2,481	$2,698	$2,879

** Unlevered free cash flow for the pro forma combined company was calculated as unlevered net operating profit after tax, adjusted for depreciation and amortization (excluding transaction amortization resulting from the proposed merger and from Harris’ acquisition of Exelis), capital expenditures, changes in net working capital and the cost to achieve certain synergies (post-tax). In addition, stock-based compensation expenses were treated as cash expenses for purposes of calculating unlevered free cash flow.

Important Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

This report is being made in respect of the proposed merger transaction between L3 Technologies, Inc. (“L3”) and Harris Corporation (“Harris”). In connection with the proposed merger, Harris filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-228829) that includes a Joint Proxy Statement of L3 and Harris and a Prospectus of Harris, as well as other relevant documents regarding the proposed transaction. The Registration Statement, as amended, was declared effective by the SEC on February 20, 2019. L3 and Harris commenced mailing the definitive Joint Proxy Statement/Prospectus to L3 stockholders and Harris stockholders on or about February 25, 2019. This report is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that either or both of L3 or Harris or any of their respective affiliates may file with the SEC or make available to their respective stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about L3 and Harris, may be obtained at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from L3 by accessing L3’s website at https://www.l3t.com/ or from Harris by accessing Harris’ website at https://www.harris.com/.

L3 and Harris and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from L3 stockholders and Harris stockholders in respect of the proposed transaction. Information regarding L3’s directors and executive officers is contained in L3’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 26, 2018, which are filed with the SEC. Information regarding Harris’ directors and executive officers is contained in Harris’ Annual Report on Form 10-K for the year ended June 29, 2018 and its Proxy Statement on Schedule 14A, dated September 6, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain of the matters discussed in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts may be forward-looking statements; words such as “may,” “will,” “should,” “likely,” “projects,” “financial guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. L3 and Harris caution investors that these statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond L3’s and Harris’ control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In addition to factors previously disclosed in L3’s and Harris’ reports filed with the SEC and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of L3 and Harris to terminate the definitive merger agreement between L3 and Harris; the outcome of any legal proceedings that have been or may be instituted against L3, Harris or their respective directors; the risk that the stockholder approvals of L3 or Harris may not be obtained on the expected schedule or at all; the ability to obtain regulatory approvals and satisfy other closing conditions to the merger in a timely manner or at all, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the L3 and Harris businesses or fully realizing anticipated cost savings and other benefits; business disruptions from the proposed merger that may harm L3’s or Harris’ businesses, including current plans and operations; any announcement relating to the proposed transaction could have adverse effects on the ability of L3 or Harris to retain and hire key personnel or maintain relationships with suppliers and customers, including the U.S. government and other governments, or on L3’s or Harris’ operating results and businesses generally; the risk that the announcement of the proposed transaction could have adverse effects on the market price of the common stock of either or both of L3’s and Harris’ common stock and the uncertainty as to the long-term value of the common stock of the combined company following the merger; certain restrictions during the pendency of the merger that may impact L3’s or Harris’ ability to pursue certain business opportunities or strategic transactions; the business, economic and political conditions in the markets in which L3 and Harris operate; and events beyond L3’s and Harris’ control, such as acts of terrorism.

These forward-looking statements speak only as of the date of this report or as of the date they were made, and neither L3 nor Harris undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in L3’s and Harris’ Joint Proxy Statement/Prospectus that forms part of the Registration Statement on Form S-4 filed by Harris and the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in L3’s and Harris’ most recent reports on Form 10-K for the years ended December 31, 2018 and June 29, 2018, respectively, and any material updates to these factors contained in any of L3’s and Harris’ subsequent and future filings.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Given these uncertainties, you should not place any reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: March 13, 2019